UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2020

FIRST WESTERN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-38595	37-1442266
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1900 16th Street, Suite 1200
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 531-8100

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	MYFW	The Nasdaq Stock Market LLC

Item 1.01             Entry into a Material Definitive Agreement.

Business Loan Agreement

On October 28, 2020, First Western Financial, Inc. (the “Company”), as borrower, entered into a Business Loan Agreement (the “Business Loan Agreement”) with BMO Harris Bank N.A. (the “Lender”) dated June 30, 2020. The Business Loan Agreement provides for a $5.0 million revolving line of credit, maturing June 30, 2021. The Business Loan Agreement is a renewal of the terms of the Tenth Amendment to Business Loan Agreement, dated June 30, 2019, by and between First Western Financial, Inc., and BMO Harris Bank N.A. (the “Prior Business Loan Agreement”). The Prior Business Loan Agreement matured on June 30, 2020. As of October 28,2020, the Company had borrowed no funds under the Business Loan Agreement.

Any amounts outstanding under the Business Loan Agreement bear interest at the one month ICE Benchmark Administration (ICE) LIBOR plus 2.5%.

The Business Loan Agreement also includes customary covenants for a transaction of this type, including covenants limiting the indebtedness that can be incurred by the Company. In addition, the Business Loan Agreement contains certain financial covenants, including requiring that the Company to maintain (a) a return on assets ratio of not less than 0.30% as of the last day of each fiscal quarter, (b) a non-performing loans to total loans ratio of not more than 2.0% as of the last day of each fiscal quarter, and (c) well-capitalized ratios, as required by federal regulators.

The foregoing summary of the Business Loan Agreement does not purport to be a complete description of the terms and conditions of the Business Loan Agreement and is qualified in its entirety by the full text of the Business Loan Agreement attached as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit Number	Description

10.1	Business Loan Agreement, dated June 30, 2020 and signed October 28, 2020, by and between First Western Financial, Inc., and BMO Harris Bank N.A.
10.2	Promissory Note, dated June 30, 2020 and signed October 28, 2020, by and between First Western Financial, Inc., and BMO Harris Bank N.A.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST WESTERN FINANCIAL, INC.

Date: November 3, 2020	By: /s/ Julie A. Courkamp
Julie A. Courkamp Chief Financial Officer

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